UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2009

WesBanco, Inc.
 (Exact name of registrant as specified in its charter)

West Virginia	0-8467	55-0571723
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1 Bank Plaza, Wheeling, WV	26003
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code       (304) 234-9000

Former name or former address, if changed since last report  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

In accordance with general instruction B.2. of Form 8-K, the following information is furnished and shall not be deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934.

A representative of the Registrant is scheduled to make a presentation at the Midwest Super Community Bank Conference on Tuesday, February 24, 2009, in Chicago, Il.  The same presentation will also be presented at the KBW Regional Bank Conference being held on March 4th and 5th, in Boston, MA.  This same presentation may be presented to various other investors and analysts over the next few weeks. A copy of this presentation is being furnished as Exhibit 99.1 in this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

d) Exhibits –  99.1 – Presentation by WesBanco, Inc., for conference date February 24, 2009 and March 4-5, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WesBanco, Inc.
(Registrant)

February 24, 2009	/s/ Robert H. Young
Date	Robert H. Young
Executive Vice President and
Chief Financial Officer